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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2005

                        Nobel Learning Communities, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-10031                  22-2465204
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

              1615 West Chester Pike
                    Suite 200
            West Chester, Pennsylvania                          19382-6223
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     (Address of principalexecutive offices)                    (Zip Code)

                                 (484) 947-2000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 8.01. OTHER EVENTS.

        On August 8, 2005, the Company issued a press release announcing the date of its Annual Meeting. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c).    Exhibits

        Exhibit 99.1 Press Release issued on August 8, 2005 announcing the date of Nobel Learning Communities, Inc.'s Annual Meeting.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NOBEL LEARNING COMMUNTIES, INC.
                                                 (Registrant)

                                                 By:    /s/ George H. Bernstein
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Date:   August 8, 2005                           Name   George H. Bernstein
                                                 Title: President and
                                                        Chief Executive Officer